UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2010

AMETEK, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12981	14-1682544
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

37 North Valley Road, Paoli, Pennsylvania		19301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-647-2121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 21, 2010, AMETEK, Inc. issued a press release to announce updates to second quarter 2010 earnings guidance. A copy of such press release is furnished as Exhibit 99.1 to this Current Report. The information contained in said press release is hereby incorporated by reference in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

99.1 Copy of press release issued by AMETEK, Inc. on July 21, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

July 21, 2010	By:	/s/ Robert R. Mandos, Jr.

Name: Robert R. Mandos, Jr.
Title: Senior Vice President and Comptroller

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Exhibit Index

Exhibit No.	Description

99.1	Copy of press release issued by AMETEK, Inc. on July 21, 2010.